Midwest *Super*Community Bank Conference

February 24 - 25, 2009

RFC RURBAN FINANCIAL CORP.

Ken Joyce
President and CEO
Rurban Financial Corp.

February 24, 2009

RFC RURBAN FINANCIAL CORP.

Forward-Looking Statements

Rurban would like to remind everyone that comments made during this presentation regarding Rurban's anticipated future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and therefore involve risks and uncertainties that could cause results or developments to differ significantly from those indicated in these statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which Rurban and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events and other factors. For a more complete discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to Rurban's most recent documents filed with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date on which they are made, and Rurban undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to Rurban or any person acting on our behalf are qualified by these cautionary statements.

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp. Profile

- Headquartered in Defiance, Ohio
- $658 million in assets at December 31, 2008
- Two wholly-owned subsidiaries:
  - The State Bank and Trust Company (community banking)
  - RDSI (data and item processing for banks)
- Acquired National Bank of Montpelier on December 1, 2008
- 22 banking offices in eight counties in Ohio and Indiana
- Listed on NASDAQ Global Market: RBNF

RFC RURBAN FINANCIAL CORP.

Investment Considerations

- Strong community presence in established markets
- Growth through acquisition and in-market de novo expansion
- Profitability enhanced through margin expansion and non-interest income growth
- Conservative lending philosophy and strong controls have kept problem assets at moderate level
- Continually improving efficiencies by cost controls and leveraging infrastructure through acquisition
- Strong regulatory capital base enabled Rurban to forego TARP funds and associated restrictions

Rurban Financial Corp. Structure


Rurban Financial Corp.
RBNF
Community Banking
The State Bank and Trust Company and Reliance Financial Services (DBA)
Data and Item Processing
RDSI and DCM (DBA)

RFC RURBAN FINANCIAL CORP.

Revenue Contribution by Subsidiary

State Bank & Trust:
$27.1 MM or ≈ 55% of Revenue


Net Interest Income, $19.3MM
Gains on Sales, $1.6MM
Other, $0.7MM
Deposit Fees, $2.4MM
Trust Fees, $3.1MM

RDSI:
$21.6 MM or ≈ 45% of Revenue


Application Services, $5.8MM
Item Processing, $7.6MM
Information Systems, $6.7MM
Other, $0.6MM
Network Services, $1.0MM

RFC RURBAN FINANCIAL CORP.

Quarterly Earnings Growth: +47% year-over-year


Quarterly Earnings
Thousands
Per Share
Earnings
EPS
$1,600
$1,200
$800
$400
$0
$0.40
$0.30
$0.20
$0.10
$0.00
$864
$905
$1,109
$1,356
$1,424
$1,328
$0.17
$0.18
$0.22
$0.28
$0.29
$0.27
3Q 2007
4Q 2007
1Q 2008
2Q 2008
3Q 2008
4Q 2008

RFC RURBAN FINANCIAL CORP.

Enhanced Profitability: ROAA Improvement



RBNF
Peer Group
ROAA
1.50%
1.00%
0.50%
0.00%
0.62%
0.83%
0.64%
0.83%
0.78%
0.82%
0.94%
0.80%
0.99%
0.72%
0.88%
0.67%
3Q 2007
4Q 2007
1Q 2008
2Q 2008
3Q 2008
4Q 2008

* Peer group = Median of all publically traded banks in Ohio per KBW report.

RFC RURBAN FINANCIAL CORP.

Stable Asset Quality: NPA/Total Assets at 1.00%


NPA/TA
RBNF
Peer Group
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.14%
1.10%
1.22%
1.16%
1.07%
1.00%
0.52%
0.64%
0.58%
0.69%
0.78%
0.74%
3Q 2007
4Q 2007
1Q 2008
2Q 2008
3Q 2008
4Q 2008

* Peer group = Median of all publically traded banks in Ohio per KBW report.

RFC RURBAN FINANCIAL CORP.

Strong Regulatory Capital: 30% over "Well Capitalized"



Risk-based Capital
RBNF
Peer Group
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
15.70%
12.29%
16.00%
12.59%
15.80%
11.67%
15.70%
11.96%
16.20%
11.33%
13.20%
3Q 2007
4Q 2007
1Q 2008
2Q 2008
3Q 2008
4Q 2008

* Peer group = All banks nationwide with assets between $500 million to $1 billion, size-weighted and consolidated into single entity.

RFC RURBAN FINANCIAL CORP.

THE STATE BANK AND TRUST COMPANY

Mark Klein

President and CEO

The State Bank and Trust Company

RFC RURBAN FINANCIAL CORP.

State Bank and Trust Profile

- Founded in 1902 (Survived the "First Depression")
- $637 million in assets at 12/31/2008
- Recent Acquisitions and De Novo Operations:
  - Columbus, Ohio Loan Production Office (12/07)
  - National Bank of Montpelier (12/01/08)
- Trust and financial services provided through Reliance Financial Services (Division of State Bank)
- 197 employees
- 22 Banking Centers

RFC RURBAN FINANCIAL CORP.

State Bank Footprint

23 locations in 9 counties:


The State Bank and Trust Company
Columbus Loan Production Office
MICHIGAN
INDIANA
Toledo
Defiance
Fort Wayne
OHIO
Columbus

Indiana

Allen (1)

Ohio

Allen (2)
Defiance (5)
Franklin (1)
Fulton (3)
Lucas (1)
Paulding (2)
Williams (5)
Wood (3)

RFC RURBAN FINANCIAL CORP.

Banking Strategy

- Loan Growth through market expansion and sales activity
- Create, Monitor and Maintain asset quality
- Deposit Growth by targeting unique markets and growing electronic client access
- Improve net interest margin through:
  - Asset Liability Management
  - Core Deposit Growth
- Grow fee income from Trust, new business activities, mortgage loan production
- Improve efficiency through expense control

RFC RURBAN FINANCIAL CORP.

Loan Growth Strategies

- Market expansion
  - Through acquisitions (Exchange Bank, Lima branches, Montpelier)
  - LPOs in higher growth areas (Columbus and Ft. Wayne)
- Building a sales culture
  - 4,900 sales calls in **2007**; over 289 closed referrals
  - 3,500 calls in 2008; over 401 closed referrals
  - Targeted incentive program
- Results: Loans grew **11.5%** (CAGR) from 2004-2008



Commercial RE
C&I
Res. Mtg.
Consumer
($MM)
$500
$400
$300
$200
$100
$0
$265
$327
$370
$389
$450
2004
2005
2006
2007
2008

RFC RURBAN FINANCIAL CORP.

Create, Monitor & Maintain Sound Asset Quality



NPAs / Assets
NCO/ Avg. Loans
Loan Loss Reserve/ Loans
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.71%
1.81%
1.85%
1.67%
0.63%
1.44%
0.70%
0.33%
1.00%
1.10%
0.07%
1.03%
1.00%
0.19%
1.12%
2004
2005
2006
2007
2008

RFC RURBAN FINANCIAL CORP.

Retail Deposit Growth


High Performance Checking:
Change In Net Retail Checking Accounts
Cumulative Profit Improvement: $226,630
1,100
900
700
500
300
100
(100)
(300)
(500)
-127
-299
826
904
Profit Contribution Per Account*: $131
2005
2006
2007
2008

*2008 Austin Associates Profitability Study

RFC RURBAN FINANCIAL CORP.

Deposit Growth Strategies

- High Performance Checking
- Growth of Private Client Group
- Improved cross-selling
- Remote merchant deposit capture
- Growth of Electronic Transactions: 30% ↑ Y-O-Y
- Results: Transaction Accounts increased from 45% of total deposits in 2007 to 50% in 2008

12/31/08 Deposits
$484.2 MM



CDs, $242.5 MM
DDA, $52.2 MM
NOW, $73.1 MM
Savings, $34.3 MM
MMDA, $82.0 MM

RFC RURBAN FINANCIAL CORP.

Net Interest Margin Expansion Strategies


5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.43%
3.59%
3.45%
3.70%
3.83%
3.59%
3.84%
3.58%
4.06%
3.66%
4th Qtr 2007
1st Qtr 2008
2nd Qtr 2008
3rd Qtr 2008
4th Qtr 2008
Bank Only
Peer Group

RFC RURBAN FINANCIAL CORP.

RDSI Banking Systems

Ken Joyce

CEO

RDSI Banking Systems (RDSI)

RFC RURBAN FINANCIAL CORP.

RDSI Profile

- Regional processor: 11 states
- Data processing: 73 banks
- Item Processing: 92 banks

RDSI Data and Item Processing Footprint



RDSI: Arkansas, Florida, Indiana, Illinois, Kansas, Michigan, Missouri, Nebraska, Nevada, Ohio, Wisconsin

RFC RURBAN FINANCIAL CORP.

RDSI Strategy

- Strategic Process: Strategy Map and Balanced Scorecard
  - Robert S. Kaplan
  - David P. Norton
- RDSI Strategic Themes
  - Expand revenues
  - Improve efficiencies
  - Manage the risk

RFC RURBAN FINANCIAL CORP.

RDSI Initiatives to Expand Revenues

- Geographic expansion:
  - Added new state in 2008
  - Added Southeast Sales Representative in 2008
- Sales initiatives
  - Added six new client banks in 2008
  - Eight conversions completed or scheduled for 2009
  - Product sales to existing banks: $1 million in 2008
- Acquisitions
- Product expansion
  - In 2000: 23 products
  - In 2008: 150 products

RFC RURBAN FINANCIAL CORP.

RDSI Revenue Growth



5 Year CAGR: 16.1%
Revenue
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
($ in millions)
$10.3
$11.6
$13.0
$16.3
$20.6
$21.7
2003
2004
2005
2006
2007
2008
RFC RURBAN FINANCIAL CORP.

RDSI Initiatives to Increase Efficiencies

- "Check 21" Accelerates Electronic Transition
  - 99.9% of checks are processed using electronic image instead of paper
  - Staffing Down by 5.5 FTE Year-Over-Year
  - "Image Exchange Program" kicks off in 2nd Quarter
- Technology Improvements
  - More Efficient Processing
  - Declining Cost of Processing
- Scale Benefits Increasing

RFC RURBAN FINANCIAL CORP.

RDSI Earnings Growth



5 Year CAGR = 13.5%
Net Income
($ in millions)
$3.00
$2.50
$2.00
$1.50
$1.00
$1.50
$0.16
$1.76
$1.72
$2.10
$2.47
$2.82
2003
2004
2005
2006
2007
2008
Net Income
Tax credits

RFC RURBAN FINANCIAL CORP.

RDSI Initiatives to Manage Risk

- Enterprise Risk Management
- Internal Audit Performed by Plante & Moran
  - General Controls
  - Internal Penetration Reviews
  - External Penetration Reviews
- External Audit Performed by BKD
- SAS 70's Performed by Clifton Gunderson
- Examination Process
  - FDIC
  - OCC
  - FRB
  - State of Ohio

RFC RURBAN FINANCIAL CORP.

RFC RURBAN FINANCIAL CORP.

Duane Sinn
Chief Financial Officer

Consolidated Financial Performance
Rurban Financial Corp.

RFC RURBAN FINANCIAL CORP.

Rurban Financial Corp. Investment Considerations

- Credit quality is stable
- Consistent pattern of earnings growth
- Strong fee income stream contributes additional earnings stability
- Strong Operational and Financial Controls in place
- Excess capital supports variety of growth strategies
- Experienced management team executing a well defined vision and implementing strategy
- Considering Strategic Options for RDSI

RFC RURBAN FINANCIAL CORP.

YTD Financial Highlights

($000)	12/31/2008	12/31/2007	% Δ
Assets (millions)	$657.6	$561.2	+17%
Net Interest Income	17,528	14,787	+ 19%
Provision for Loan Losses	690	521	+ 32%
Non-Interest Income	28,061	26,861	+ 5%
Non-Interest Expense	37,557	36,637	+ 3%
Net Income	5,217	3,257	+ 60%
Diluted EPS	$1.06	$0.65	+ 63%

RFC RURBAN FINANCIAL CORP.

Attractive Dividend Yield


Annualized Dividend Yield
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1.7%
2.2%
2.0%
1.9%
2.2%
2.2%
3.1%
3.4%
4.0%
4.7%
3Q'06
4Q'06
1Q'07
2Q'07
3Q'07
4Q'07
1Q'08
2Q'08
3Q'08
4Q'08

* Based Upon Stock Prices as of quarter end

RFC RURBAN FINANCIAL CORP.

RBNF Stock Price: One Year


Price history - RBNF (2/21/2008 - 2/19/2009)
2/18/2008
4/7/2008
7/7/2008
10/6/2008
1/5/2009
2/16/2009
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
-40%
-45%
-50%
Rurban Financial Corp
NASDAQ Bank Index

RFC RURBAN FINANCIAL CORP.

RBNF Stock Price: Year-To-Date


Price history - RBNF (1/1/2009 - 2/19/2009)
1/1/2009
1/12/2009
1/19/2009
1/26/2009
2/2/2009
2/9/2009
2/16/2009
2/19/2009
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
Rurban Financial Corp
NASDAQ Bank Index

RFC RURBAN FINANCIAL CORP.

RBNF Improving Valuation Metrics



Quaterly EPS
LTM EPS
Per Share
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.14
$0.55
$0.14
$0.58
$0.16
$0.60
$0.17
$0.61
$0.18
$0.65
$0.22
$0.73
$0.28
$0.85
$0.29
$0.97
$0.27
$1.06
4Q'06
1Q'07
2Q'07
3Q'07
4Q'07
1Q'08
2Q'08
3Q'08
4Q'08

RFC RURBAN FINANCIAL CORP.

RBNF Improving Valuation Metrics


Price/LTM EPS
25.0
20.0
15.0
10.0
5.0
0.0
19.6
20.4
21.4
20.7
19.2
14.0
11.2
9.3
7.1
4Q'06
1Q'07
2Q'07
3Q'07
4Q'07
1Q'08
2Q'08
3Q'08
4Q'08

RFC RURBAN FINANCIAL CORP.

RURBAN FINANCIAL CORP.

Questions?